Exhibit 4.1

PLANET FITNESS MASTER ISSUER LLC,
as Master Issuer,
and
CITIBANK, N.A.,

as Trustee and Series 2019-1 Securities Intermediary

SERIES 2019-1 SUPPLEMENT
Dated as of December 3, 2019
to
BASE INDENTURE
Dated as of August 1, 2018

$550,000,000 Series 2019-1 3.858% Fixed Rate Senior Secured Notes, Class A-2

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Table of Contents

ANNEXES
Annex A    Series 2019-1 Supplemental Definitions List

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EXHIBITS
Exhibit A-1:    Form of Rule 144A Global Series 2019-1 Class A-2 Note
Exhibit A-2:    Form of Temporary Regulation S Global Series 2019-1 Class A-2 Note
Exhibit A-3:    Form of Permanent Regulation S Global Series 2019-1 Class A-2 Note
Exhibit B-1:    Form of Transferee Certificate
Exhibit B-2:    Form of Transferee Certificate
Exhibit B-3:    Form of Transferee Certificate
Exhibit C:    Form of Quarterly Noteholders’ Report

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SERIES 2019-1 SUPPLEMENT, dated as of December 3, 2019 (this “Series Supplement”), by and between PLANET FITNESS MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2019-1 Securities Intermediary, to the Base Indenture, dated as of the date hereof, by and between the Master Issuer and CITIBANK, N.A., as trustee and as securities intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and
WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2019-1 Notes. On the Closing Date, the following Class of Notes of such Series shall be issued: Series 2019-1 Senior Notes, Class A-2 (as referred to herein, the “Series 2019-1 Class A-2 Notes” or the “Series 2019-1 Notes”). For purposes of the Base Indenture and this Series Supplement, the Series 2019-1 Class A-2 Notes shall be deemed to be a Class of “Senior Notes”.
ARTICLE I
DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2019-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2019-1 Supplemental Definitions List”) as such Series 2019-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein shall have the meanings assigned thereto in the Base Indenture or Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2019-1 Notes and not to any other Series of Notes issued by the Master Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.
ARTICLE II
SERIES 2019-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2019-1 Notes only, the following shall apply:
Section 2.1    Allocations with Respect to the Series 2019-1 Notes. On the Series 2019-1 Closing Date, a portion of the net proceeds from the initial sale of the Series 2019-1 Notes shall be deposited into the Senior Notes Interest Reserve Account in an amount equal to the Senior Notes Interest Reserve Account Deficiency Amount as of the Series 2019-1 Closing Date. The remainder of the net proceeds from the sale of the Series 2019-1 Notes shall be paid to, or at the direction of, the Master Issuer.
Section 2.2    Interim Allocation Date Applications; Quarterly Payment Date Applications. On each Interim Allocation Date, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2019-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.
Section 2.3    Certain Distributions from the Series 2019-1 Distribution Account and the Collection Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, and in the order of priority of such amounts set forth in the Priority of Payments, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2019-1 Class A-2 Noteholders from the Series 2019-1 Distribution Account, the amounts deposited in the Series 2019-1 Distribution Account in accordance with the Base Indenture for the payment of interest, principal (to the extent applicable) and other amounts in respect of the Series 2019-1 Class A-2 Notes on such Quarterly Payment Date.
Section 2.4    Series 2019-1 Class A-2 Interest.
(a)    Series 2019-1 Class A-2 Notes Interest. From the Series 2019-1 Closing Date until the Series 2019-1 Class A‑2 Outstanding Principal Amount has been paid in full, the Series 2019-1 Class A‑2 Outstanding Principal Amount (after giving effect to all payments of principal made to Series 2019-1 Class A-2 Noteholders as of the first day of each Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2019-1 Class A‑2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2019-1 Class A‑2 Note Rate. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 of the Base Indenture, commencing on March 5, 2020; provided that in any event all accrued but unpaid interest on the Series 2019-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2019-1 Class A-2 Legal Final Maturity Date, on any Series 2019-1 Class A-2 Prepayment Date with respect to a prepayment in full or on any other day on which all of the Series 2019-1 Class A‑2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2019-1 Class A‑2 Note Rate is not paid on a Quarterly Payment Date when due, such unpaid interest (net of all Debt Service Advances with respect thereto, a “Class A‑2 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2019-1 Class A‑2 Note Rate. All computations of interest at the Series 2019-1 Class A‑2 Note Rate shall be made on the basis of a year of 360 days and twelve 30‑day months.
(b)    Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest.
(i)    Post-ARD Contingent Interest. From and after the Series 2019-1 Anticipated Repayment Date, until the Series 2019-1 Class A-2 Outstanding Principal Amount has been paid

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in full, additional interest (“Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest”) shall accrue at a per annum rate (equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2019-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (y) 5.00%, plus (z) 2.25%, exceeds (b) the Series 2019-1 Class A-2 Note Rate. In addition, regular interest shall continue to accrue at the Offered Notes Rate from and after the Series 2019-1 Anticipated Repayment Date. All computations of Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year of twelve 30-day months.
(ii)    Payment of Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued at the Series 2019-1 Class A-2 Note Rate. The failure to pay any Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest on any Quarterly Payment Date (including on the Series 2019-1 Class A-2 Legal Final Maturity Date) in excess of available amounts in accordance with the foregoing shall not be an Event of Default and interest will not accrue on any unpaid portion thereof.
(c)    Series 2019-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2019-1 Class A-2 Notes shall commence on the Series 2019-1 Closing Date and end on (but exclude) March 5, 2020.
Section 2.5    Payment of Series 2019-1 Note Principal.
(a)    Series 2019-1 Notes Principal Payment at Legal Maturity. The Series 2019-1 Class A-2 Outstanding Principal Amount shall be due and payable on the Series 2019-1 Class A-2 Legal Final Maturity Date. The Series 2019-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 2.5.
(b)    Series 2019-1 Class A-2 Anticipated Repayment Date. The “Series 2019-1 Anticipated Repayment Date” means the Quarterly Payment Date occurring in December 2029.
(c)    Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2019-1 Class A-2 Notes.
(i)    Class A-2 Accrued Quarterly Scheduled Principal Amounts shall be allocated on each Interim Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A-2 Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.
(ii)    Quarterly Scheduled Principal Amounts shall be due and payable on each Quarterly Payment Date prior to the Series 2019-1 Anticipated Repayment Date, commencing on the Quarterly Payment Date on March 5, 2020, in accordance with Section 5.13 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default; provided that Quarterly Scheduled

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Principal Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2019-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further that if the Series 2019-1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, prior to the Series 2019-1 Anticipated Repayment Date, pay all or any part of such Quarterly Scheduled Principal Amounts on such Quarterly Payment Date.
(iii)    On each Interim Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Interim Allocation Date or Quarterly Payment Date shall be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.
(d)    Series 2019-1 Class A-2 Notes Mandatory Payments of Principal. During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2019-1 Class A-2 Notes as and when amounts are made available for payment thereof (x) on any related Interim Allocation Date in accordance with the Priority of Payments and (y) on such Quarterly Payment Date in accordance with Section 5.13 of the Base Indenture, in the amount so available, together with any Series 2019-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 2.5(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2019-1 Class A-2 Noteholders, based on their respective portion of the Series 2019-1 Class A-2 Outstanding Principal Amount.
(e)    Series 2019-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any (i) mandatory prepayment of any Series 2019-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 2.5(d), (ii) prepayments funded by Asset Disposition Proceeds pursuant to Section 2.5(j) or (iii) any optional prepayment of any Series 2019-1 Class A-2 Notes made pursuant to Section 2.5(f) (each, a “Series 2019-1 Class A-2 Prepayment”), in each case prior to the Quarterly Payment Date in the 48th month prior to the Series 2019-1 Anticipated Repayment Date (the “Make-Whole End Date”), the Master Issuer shall pay, in the manner described herein, the Series 2019-1 Class A-2 Make-Whole Prepayment Premium; provided that no such Series 2019-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds or (B) Quarterly Scheduled Principal Amounts (including those paid, in whole or in part, at the option of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2019-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts.
(f)    Optional Prepayment of Series 2019-1 Class A-2 Notes. Subject to Section 2.5(e) and (g) of this Series Supplement, the Master Issuer shall have the option to prepay the Outstanding Principal Amount of in full or in part on any Business Day that is specified as the Series 2019-1 Prepayment Date in the applicable Prepayment Notices; provided that the Master Issuer shall not make any optional prepayment in part pursuant to this Section 2.5(f) in a principal amount for any single prepayment of less than $5 million (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Series 2019-1

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Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of the portion of Series 2019-1 Class A-2 Notes to be prepaid, and the amount on deposit in the Senior Notes Principal Payment Account that is allocable to the portion of Series 2019-1 Class A-2 Notes to be prepaid is sufficient to pay any Series 2019-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 2.5(e), in each case, payable on the relevant Series 2019-1 Prepayment Date; (ii) (A) the amount on deposit in the Senior Notes Interest Payment Account that is allocable to the Outstanding Principal Amount of the portion of Series 2019-1 Class A-2 Notes to be prepaid is sufficient to pay the Class A-2 Quarterly Interest to but excluding the relevant Series 2019-1 Prepayment Date relating to the Outstanding Principal Amount of the portion of Series 2019-1 Class A-2 Notes to be prepaid (other than any Post-ARD Contingent Interest) and (B) only if such optional prepayment is a prepayment of the Series 2019-1 Class A-2 Notes in whole, (x) the amount on deposit in the Senior Notes Post-ARD Contingent Interest Account that is allocable to the Series 2019-1 Class A-2 Notes is sufficient to pay the Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest accrued through such Series 2019-1 Prepayment Date and (y) the amounts on deposit in the Collection Account and the Management Accounts are (in the Manager’s determination) reasonably expected to be sufficient to pay all Securitization Operating Expenses attributable to the Series 2019-1 Class A-2 Notes on the next Interim Allocation Date or, in each case, such amounts have been deposited to the Series 2019-1 Distribution Account pursuant to Section 2.5(h); and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Master Issuer may prepay the Series 2019-1 Class A-2 Notes in full on any Business Day regardless of the number of prior optional prepayments or any minimum payment requirement.
(g)    Notices of Optional Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2019-1 Class A-2 Prepayment Date pursuant to Section 2.5(f) to each Series 2019-1 Class A-2 Noteholder, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Master Issuer, such notice to the Series 2019-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 2.5(k) of this Series Supplement. With respect to each such Series 2019-1 Class A-2 Prepayment, the related Prepayment Notice shall specify (i) the Series 2019-1 Class A-2 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (ii) the Series 2019-1 Prepayment Amount and (iii) the date on which the Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth (5th) Business Day before such Series 2019-1 Class A-2 Prepayment Date (the “Series 2019-1 Class A-2 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agencies and the Series 2019-1 Class A-2 Noteholders, to withdraw, or amend the Series 2019-1 Class A-2 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to and including the second (2nd) Business Day before the Series 2019-1 Class A-2 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing the proceeds of which will be used to fund all or a portion of such prepayment). The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 2.5(f) and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each Series 2019-1 Class A-2 Noteholder that will receive a prepayment to the extent such Series 2019-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each Series 2019-1

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Class A-2 Noteholder (or otherwise in accordance with the Applicable Procedures of DTC) that will receive a payment. A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 12:00 p.m. (Eastern time) up to and including the second (2nd) Business Day prior to the Series 2019-1 Class A-2 Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to each Series 2019-1 Class A-2 Noteholder previously sent a Prepayment Notice for such series 2019-1 Class A-2 Prepayment Date.
(h)    Series 2019-1 Prepayments. On each Series 2019-1 Prepayment Date with respect to any Series 2019-1 Prepayment, the Series 2019-1 Prepayment Amount, the Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, shall be due and payable. The Master Issuer shall pay the Series 2019-1 Prepayment Amount together with the Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any, by depositing such amounts in the applicable Indenture Trust Accounts in accordance with the Priority of Payments or the Series 2019-1 Distribution Account pursuant to Section 2.5(f), in each case, on or prior to the related Series 2019-1 Prepayment Date to be distributed in accordance with Section 5.13 of the Base Indenture, Section 2.3, or Section 2.5(k), as applicable.
(i)    Prepayment Premium Not Payable. For the avoidance of doubt, the Series 2019-1 Class A-2 Make-Whole Prepayment Premium is not payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2019-1 Class A-2 Notes pursuant to priority (i) of the Priority of Payments, (ii) the payment of any Quarterly Scheduled Principal Amounts (including those paid, in part or in full, at the election of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2019-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts and (iii) any prepayment on or after the Make-Whole End Date.
(j)    Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.12(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.13(d) of the Base Indenture, and any such funds allocable to the Series 2019-1 Class A-2 Notes shall be deposited in the Series 2019-1 Distribution Account and used to prepay the Series 2019-1 Class A-2 Notes on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 2.5(j), the Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any Series 2019-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 2.5(e) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 2.5(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.
(k)    Distributions of Series 2019-1 Class A-2 Optional Prepayment. On the Series 2019-1 Prepayment Date for a Series 2019-1 Class A-2 Prepayment to be made pursuant to Section 2.5(f), the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, in the case of a prepayment to be made on a date that is not a Quarterly Payment Date, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2019-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely on either a written report which shall be provided by the Master Issuer to the Trustee or the applicable Quarterly Noteholders’ Report, as

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applicable, distribute to the Series 2019-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date the amount deposited in the Series 2019-1 Distribution Account pursuant to Section 2.5(h) with respect to such Series 2019-1 Class A-2 Prepayment, in order to repay the applicable portion of the Series 2019-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest on the Series 2019-1 Class A-2 Outstanding Principal Amount so prepaid up to such Series 2019-1 Prepayment Date and any related Series 2019-1 Class A-2 Make-Whole Prepayment Premium due to the Series 2019-1 Class A-2 Noteholders.
(l)    Series 2019-1 Notices of Final Payment. The Master Issuer shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2019-1 Prepayment Date that will be the Series 2019-1 Final Payment Date; provided, however, that with respect to any Series 2019-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2019-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 2.5(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 2.5(l) to each Person in whose name a Series 2019-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2019-1 Prepayment Date that will be the Series 2019-1 Final Payment Date. Such written notice to be sent to the Series 2019-1 Noteholders shall be made at the expense of the Master Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2019-1 Final Payment will be made and shall specify that such Series 2019-1 Final Payment will be payable only upon presentation and surrender of the Series 2019-1 Notes and shall specify the place where the Series 2019-1 Notes may be presented and surrendered for such Series 2019-1 Final Payment.
Section 2.6    Series 2019-1 Distribution Account.
(a)    Establishment of Series 2019-1 Distribution Account. The Master Issuer has established with the Trustee the Series 2019-1 Distribution Account in the name of the Trustee for the benefit of the Series 2019-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-1 Class A-2 Noteholders. The Series 2019-1 Distribution Account shall be an Eligible Account. Initially, the Series 2019-1 Distribution Account will be established with the Trustee.
(b)    Series 2019-1 Distribution Account Constitutes Additional Collateral for Series 2019-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2019-1 Class A-2 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2019-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2019-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2019-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2019-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2019-1 Distribution Account Collateral”).

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(c)    Termination of Series 2019-1 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2019-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens with respect to the Series 2019-1 Distribution Account created in favor of the Trustee for the benefit of the Series 2019-1 Class A-2 Noteholders under this Series Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2019-1 Class A-2 Noteholders’ security interest in the Series 2019-1 Distribution Account Collateral.
Section 2.7    Trustee as Securities Intermediary.
(a)    The Trustee or other Person holding the Series 2019-1 Distribution Account shall be the “Series 2019-1 Securities Intermediary”. If the Series 2019-1 Securities Intermediary in respect of any Series 2019-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2019-1 Securities Intermediary set forth in this Section 2.7.
(b)    The Series 2019-1 Securities Intermediary agrees that:
(i)    The Series 2019-1 Distribution Account is an account to which Financial Assets will or may be credited;
(ii)    The Series 2019-1 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2019-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;
(iii)    All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2019-1 Distribution Account shall be registered in the name of the Series 2019-1 Securities Intermediary, indorsed to the Series 2019-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2019-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2019-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;
(iv)    All property delivered to the Series 2019-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the Series 2019-1 Distribution Account;
(v)    Each item of property (whether investment property, security, instrument or cash) credited to the Series 2019-1 Distribution Account shall be treated as a Financial Asset;
(vi)    If at any time the Series 2019-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2019-1 Distribution Account, the Series 2019-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

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(vii)    The Series 2019-1 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2019-1 Securities Intermediary’s jurisdiction and the Series 2019-1 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2019-1 Distribution Account the law applicable to all the issues in Article 2(1) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York;
(viii)    The Series 2019-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2019-1 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2019-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2019-1 Securities Intermediary to comply with entitlement orders as set forth in Section 2.7(b)(vi) of this Series Supplement; and
(ix)    Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2019-1 Distribution Account, neither the Series 2019-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2019-1 Distribution Account or any Financial Asset credited thereto. If the Series 2019-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2019-1 Distribution Account or any Financial Asset carried therein, the Series 2019-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.
(c)    At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2019-1 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2019-1 Distribution Account; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2019-1 Distribution Account.
Section 2.8    Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2019-1 Class A-2 Noteholders by their acceptance of the Series 2019-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2019-1 Class A-2 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.5 of the Base Indenture.
Section 2.9    Replacement of Ineligible Accounts. If, at any time the Series 2019-1 Distribution Account shall cease to be an Eligible Account (a “Series 2019-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2019-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the

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Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2019-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.
Section 2.10    Ineligible Interest Reserve Letter of Credit. The Master Issuer shall replace or no longer use an Interest Reserve Letter of Credit pursuant to Section 5.18 of the Base Indenture to fund the Senior Notes Interest Reserve Account with respect to which (i) the short-term debt credit rating of the L/C Provider with respect to such Interest Reserve Letter of Credit is withdrawn or downgraded by S&P to below “A-2” and, if it has a rating by KBRA, is withdrawn or downgraded by KBRA below “K2” or is withdrawn by Moody’s or downgraded by Moody’s below “P-2” or (ii) the long-term debt credit rating of such L/C Provider is withdrawn by S&P or downgraded by S&P below “BBB” and, if it has a rating by KBRA, is withdrawn or downgraded by KBRA below “BBB” or is withdrawn by Moody’s or downgraded by Moody’s below “Baa2”; provided that for determining whether an Interest Reserve Letter of Credit is eligible under this definition, an L/C Provider will be deemed to have the short-term debt credit rating or the long-term debt credit rating, as applicable, of such L/C Provider or any guarantor of (or confirming bank for) such L/C Provider.
ARTICLE III
FORM OF SERIES 2019-1 NOTES

Section 3.1    Issuance of Series 2019-1 Class A-2 Notes. The Series 2019-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2019-1 Class A-2 Initial Principal Amount on the Closing Date by the Master Issuer pursuant to the Series 2019-1 Class A-2 Note Purchase Agreement. The Series 2019-1 Class A-2 Notes will be resold initially only to (A) the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States, to Persons who are QIBs in reliance on Rule 144A and who are not Competitors and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S, a “U.S. Person”) in reliance on Regulation S and who are not Competitors. The Series 2019-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2019-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2019-1 Class A-2 Notes. The Applicable Procedures shall apply to transfers of beneficial interests in the Series 2019-1 Class A-2 Notes. The Series 2019-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.
(a)    Rule 144A Global Notes. The Series 2019-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1, hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 3.1 and Section 3.2, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.
(b)    Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2019-1 Class A-2 Notes offered and sold on the Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2, hereto, registered in the name of Cede, as nominee of DTC, and deposited

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with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2019-1 Class A-2 Note, such Series 2019-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 3.1 and Section 3.2, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3, hereto, as hereinafter provided (collectively, for purposes of this Section 3.1 and Section 3.2, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.
(c)    Definitive Notes. The Series 2019-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 3.1 and Section 3.2 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 3.1(c) in accordance with their terms and, upon complete exchange thereof, such Series 2019-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.
Section 3.2    Transfer Restrictions of Series 2019-1 Class A-2 Notes.
(a)    A Series 2019-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 3.2(a) shall not prohibit any transfer of a Series 2019-1 Class A-2 Note that is issued in exchange for a Series 2019-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2019-1 Global Note effected in accordance with the other provisions of this Section 3.2.
(b)    The transfer by a Series 2019-1 Note Owner holding a beneficial interest in a Series 2019-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
(c)    If a Series 2019-1 Note Owner holding a beneficial interest in a Series 2019-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that

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of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2019-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(d)    If a Series 2019-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2019-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(e)    If a Series 2019-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing

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information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2019-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.
(f)    In the event that a Series 2019-1 Global Note or any portion thereof is exchanged for Series 2019-1 Class A-2 Notes other than Series 2019-1 Global Notes, such other Series 2019-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2019-1 Class A-2 Notes that are not Series 2019-1 Global Notes or for a beneficial interest in a Series 2019-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 3.2(a) through Section 3.2(e) and Section 3.2(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2019-1 Global Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures.
(g)    Until the termination of the Restricted Period with respect to any Series 2019-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2019-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 3.2(g) shall not prohibit any transfer in accordance with Section 3.2(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 3.2.
(h)    The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2019-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT

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A COMPETITOR AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A

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PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
(i)    The Series 2019-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
(j)    The Series 2019-1 Global Notes issued in connection with the Series 2019-1 Class A-2 Notes shall bear the following legend:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR

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TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
(k)    The required legends set forth above shall not be removed from the applicable Series 2019-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2019-1 Class A-2 Note or Series 2019-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2019-1 Class A-2 Note as provided above, no other Series 2019-1 Class A-2 Note issued in exchange for all or any part of such Series 2019-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2019-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.
Section 3.3    Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2019-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2019-1 Note as follows:
(a)    With respect to any sale of Series 2019-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2019-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2019-1 Notes in any such sale will be for its own account or for the account of another QIB.
(b)    With respect to any sale of Series 2019-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2019-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.
(c)    It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Notes.
(d)    It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Notes from one or more book-entry depositories.
(e)    It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.
(f)    It will provide to each person to whom it transfers Series 2019-1 Notes notices of any restrictions on transfer of such Series 2019-1 Notes.

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(g)    It understands that (i) the Series 2019-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2019-1 Notes have not been registered under the 1933 Act, (iii) such Series 2019-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, and (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor and (iv) the purchaser will, and each subsequent holder of a Series 2019-1 Note is required to, notify any subsequent purchaser of a Series 2019-1 Note of the resale restrictions set forth in clause (iii) above.
(h)    It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 3.2(h) of this Series Supplement.
(i)    It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 3.2(i) of this Series Supplement.
(j)    It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 3.2(j) of this Series Supplement.
(k)    Either (i) the purchaser or transferee is neither a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the purchaser’s or transferee’s acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law).
(l)    It understands that any subsequent transfer of the Series 2019-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2019-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.
(m)    It is not a Competitor.
Section 3.4    Limitation on Liability. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent, or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.
ARTICLE IV
GENERAL

Section 4.1    Information. On or before each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2019-1 Notes

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to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:
(i)    the total amount available to be distributed to Series 2019-1 Class A-2 Noteholders on such Quarterly Payment Date and payment instructions with respect thereto;
(ii)    the amount of such distribution allocable to the payment of interest on the Series 2019-1 Notes;
(iii)    the amount of such distribution allocable to the payment of principal of the Series 2019-1 Notes;
(iv)    the amount of such distribution allocable to the payment of any Series 2019-1 Class A-2 Make-Whole Prepayment Premium, if any;
(v)    whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event, Manager Termination Event or Servicer Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;
(vi)    the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;
(vii)    the number of Franchise Stores and Corporate-Owned Stores that are open for business as of the last day of the preceding Quarterly Fiscal Period;
(viii)    the amount of Planet Fitness Systemwide Sales for the related Quarterly Fiscal Period; and
(ix)    the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period.
Any Series 2019-1 Class A-2 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

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Section 4.2    Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.
Section 4.3    Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.
Section 4.4    Certain Notices to the Rating Agencies. The Master Issuer shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.
Section 4.5    Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).
Section 4.6    Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 4.7    Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK .
Section 4.8    Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 4.9    Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2019-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2019-1 Notes that have been replaced or paid) to the Trustee for cancellation, (ii) the Master Issuer has paid all sums payable hereunder and, without duplication (iv) the conditions set forth in Section 12.1(c) of the Base Indenture have been satisfied with respect to the Series 2019-1 Notes.
Section 4.10    Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
Section 4.11    1934 Act. The Master Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2019-1 Securities Intermediary has caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

PLANET FITNESS MASTER ISSUER LLC, as Master Issuer

By:	/s/ Dorvin Lively Name: Dorvin Lively Title: Chief Financial Officer & President

Signature Page to Series 2019-1 Supplement

CITIBANK, N.A., not in its individual capacity but solely as Trustee and as Series 2019-1 Securities Intermediary

By:	/s/ Jacqueline Suarez Name: Jacqueline Suarez Title: Senior Trust Officer

Signature Page to Series 2019-1 Supplement

ANNEX A
SERIES 2019-1
SUPPLEMENTAL DEFINITIONS LIST
“Agent Members” means members of, or participants in, DTC, or a nominee thereof.
“Cede” has the meaning set forth in Section 3.1(a) of the Series 2019-1 Supplement.
“Class A-2 Accrued Quarterly Scheduled Principal Amount” means, for each Interim Allocation Date during any Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount for such Interim Allocation Date, until such Quarterly Scheduled Principal Amount shall have been allocated (or prefunded with respect to the first Quarterly Collection Period) in full. For purposes of the Base Indenture, the Class A-2 Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”.
“Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Class A-2 Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-2 Accrued Quarterly Scheduled Principal Amount for such immediately preceding Interim Allocation Date.
“Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2019-1 Class A-2 Note Rate on the Series 2019-1 Class A-2 Outstanding Principal Amount (excluding, for the avoidance of doubt, Senior Notes Accrued Quarterly Post-ARD Contingent Interest), calculated based on a 360-day year of twelve 30-day months and (ii) the amount of any Class A-2 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 2.4(a).
“Closing Date” means December 3, 2019. For purposes of the Base Indenture, the Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2019-1 Notes.
“Definitive Notes” has the meaning set forth in Section 3.1(c) of the Series 2019-1 Supplement.
“Depository” means the depository or the custodian specified herein to whom the Notes of a Class of a Series, upon original issuance, may be issued and delivered.
“DTC” means The Depository Trust Company and any successor thereto.
“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.
“Initial Purchasers” means, collectively, Guggenheim Securities, LLC, and Citigroup Global Markets, Inc.

“Interim Accrual Percentage” means 20.0%.
“Make-Whole End Date” has the meaning set forth in Section 2.5(e) of the Series 2019-1 Supplement.
“Offering Memorandum” means the offering memorandum for the offering of the Series 2019-1 Class A-2 Notes, dated November 20, 2019, prepared by the Master Issuer.
“Outstanding Series 2019-1 Notes” means all Series 2019-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:
(i)    Series 2019-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;
(ii)    Series 2019-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2019-1 Distribution Account and are available for payment of such Series 2019-1 Class A-2 Notes; provided that if such Series 2019-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;
(iii)    Series 2019-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;
(iv)    Series 2019-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2019-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2019-1 Class A-2 Notes are held by a holder in due course or protected purchaser; and
(v)    Series 2019-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2019-1 Class A-2 Notes have been issued as provided in the Indenture;
provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2019-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2019-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2019-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2019-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2019-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2019-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2019-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.
“Permanent Regulation S Global Notes” has the meaning set forth in Section 3.1(b) of the Series 2019-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 2.5(g) of the Series 2019-1 Supplement.
“Prepayment Record Date” means, with respect to the date of any Series 2019-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2019-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2019-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2019-1 Prepayment.
“Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date with respect to the Series 2019-1 Class A-2 Notes, $1,375,000; provided that amounts paid to the Series 2019-1 Class A-2 Noteholders in respect of the Series 2019-1 Class A-2 Outstanding Principal Amount (x) in respect of amounts allocated pursuant to priority (i)(D) of the Priority of Payments shall reduce the respective Quarterly Scheduled Principal Amounts ratably and (y) as optional prepayments pursuant to Section 2.5(f) shall reduce all remaining Quarterly Scheduled Principal Amounts ratably. Series 2019-1 Class A-2 Notes that are cancelled pursuant to Section 2.14 of the Base Indenture shall reduce the applicable Quarterly Scheduled Principal Amounts prior to the Series 2019-1 Anticipated Repayment Date ratably based on the Outstanding Principal Amount of such Series 2019-1 Class A-2 Notes. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”.
“Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination. For purposes of the Base Indenture, the “Quarterly Scheduled Principal Deficiency Amount” shall be deemed to be a “Senior Notes Quarterly Scheduled Principal Deficiency Amount”.
“QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A.
“Rating Agencies” means, collectively, S&P, KBRA and any respective successor or successors thereto. In the event that at any time the rating agencies rating the Series 2019-1 Class A-2 Notes do not include S&P and/or KBRA, references to rating categories of S&P and/or KBRA in this Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent date on which such other rating agency and S&P and/or KBRA published ratings for the type of security in respect of which such alternative rating agency is used.
“Regulation S” means Regulation S promulgated under the 1933 Act.
“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.
“Restricted Period” means, with respect to any Series 2019-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2019-1 Closing Date and ending on the 40th day after the Series 2019-1 Closing Date.
“Rule 144A” means Rule 144A promulgated under the 1933 Act.
“Rule 144A Global Notes” has the meaning set forth in Section 3.1(a) of the Series 2019-1 Supplement.
“Senior Notes Accrued Quarterly Interest Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly

Collection Period, an amount equal to the sum of: (i) the product of (1) the Interim Accrual Percentage and (2) the expected Class A-2 Quarterly Interest for such Interest Accrual Period and (ii) the Senior Notes Accrued Quarterly Interest Shortfall for such Interim Allocation Date, until such expected Class A-2 Quarterly Interest shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”.
“Senior Notes Accrued Quarterly Interest Shortfall” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes Accrued Quarterly Interest Amount on each preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount for all such preceding Interim Allocation Dates.
“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the aggregate of each interest amount designated hereunder as a “Senior Notes Quarterly Post-ARD Contingent Interest Amount” for purposes of the Base Indenture (collectively, the “Designated SNQPCIA”) due on the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall for such Interim Allocation Date, until such Designated SNQPCIA shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount”.
“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Post-ARD Contingent Interest Account with respect to the Series 2019-1 Notes on each preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount for all such preceding Interim Allocation Dates.
“Series 2019-1 Anticipated Repayment Date” has the meaning set forth in Section 2.5(b) of the Series 2019-1 Supplement. For purposes of the Base Indenture, the “Series 2019-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.
“Series 2019-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-2 Notes, which is $550,000,000.
“Series 2019-1 Class A-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in December 2049. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.
“Series 2019-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2019-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2019-1 Class A-2 Prepayment occurs prior to the relevant Make-Whole End Date (i) the discounted present value as of the relevant Series 2019-1 Class A-2 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the Series 2019-1 Prepayment Date) on and principal (or portion thereof) being prepaid that the Master Issuer would otherwise be required to pay on the Series 2019-1 Class A-2 Notes (or such portion thereof to be prepaid)

from the Series 2019-1 Prepayment Date to and including the Make-Whole End Date, assuming that (x) principal payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such repayment), (y) Quarterly Scheduled Principal Amounts (or ratable amounts thereof based on the principal (or portion thereof) being prepaid) are to be made with respect to the Series 2019-1 Class A-2 Notes (or portion thereof to be prepaid) on each Quarterly Payment Date prior to such Make-Whole End Date and (z) the entire remaining unpaid principal amount of the Series 2019-1 Class A-2 Notes (or portion thereof) is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount being prepaid or (B) if such Series 2019-1 Class A-2 Prepayment occurs on or after the Make-Whole End Date, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2019-1 Class A-2 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2019-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.
“Series 2019-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of November 20, 2019, by and among Guggenheim Securities, LLC, on behalf of itself and as representative of the Initial Purchasers, the Master Issuer, the Guarantors, the Manager, Planet Fitness, Inc., Planet Intermediate, LLC and Pla-Fit Holdings, LLC as amended, supplemented or otherwise modified from time to time.
“Series 2019-1 Class A-2 Note Rate” means 3.858% per annum.
“Series 2019-1 Class A-2 Noteholder” means the Person in whose name a Series 2019-1 Class A-2 Note is registered in the Note Register.
“Series 2019-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2019-1 Supplement.
“Series 2019-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2019-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2019-1 Class A-2 Noteholders with respect to Series 2019-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.
“Series 2019-1 Class A-2 Prepayment” has the meaning set forth in Section 2.5(e) of the Series 2019-1 Supplement.
“Series 2019-1 Class A-2 Prepayment Date” means the date on which any prepayment on the Series 2019-1 Class A 2 Notes is made pursuant to Section 2.5(d), Section 2.5(f) or Section 2.5(j) of this Series Supplement, which shall be, with respect to any Series 2019-1 Class A-2 Prepayment pursuant to Section 2.5(f) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2019-1 Class A-2 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 2.4(b)(i). For purposes of the Base Indenture, Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.
“Series 2019-1 Closing Date” means December 3, 2019. For purposes of the Base Indenture, the Series 2019-1 Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2019-1 Notes.
“Series 2019-1 Distribution Account” means account no. 12434500 entitled “Citibank, N.A. f/b/o Planet Fitness Master Issuer LLC, Series 2019-1 Distribution Account” maintained by the Trustee pursuant to Section 2.6(a) of the Series 2019-1 Supplement or any successor securities account maintained pursuant to Section 2.6(a) of the Series 2019-1 Supplement. For purposes of the Base Indenture, the Series 2019-1 Distribution Account shall be deemed to be “Series Distribution Accounts”.
“Series 2019-1 Distribution Account Collateral” has the meaning set forth in Section 2.6(b) of the Series 2019-1 Supplement.
“Series 2019-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Notes.
“Series 2019-1 Final Payment Date” means the date on which the Series 2019-1 Final Payment is made.
“Series 2019-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.
“Series 2019-1 Ineligible Account” has the meaning set forth in Section 2.9 of the Series 2019-1 Supplement.
“Series 2019-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 2.5(g) of the Series 2019-1 Supplement.
“Series 2019-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date if (i) the Holdco Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series 2019-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.
“Series 2019-1 Note Owner” means, with respect to a Series 2019-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Series 2019-1 Notes” has the meaning set forth in “Designation” in the Series 2019-1 Supplement.
“Series 2019-1 Prepayment” means a Series 2019-1 Class A-2 Prepayment or any other prepayment in respect of the Series 2019-1 Notes pursuant to Section 2.5(d) and (j).

“Series 2019-1 Prepayment Amount” means the aggregate principal amount of the Class A-2 Notes to be prepaid on any Series 2019-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.
“Series 2019-1 Prepayment Date” means the date on which any prepayment on the Series 2019-1 Class A-2 Notes is made pursuant to Section 2.5(d), Section 2.5(f) or Section 2.5(j) of this Series Supplement, which shall be, with respect to any Series 2019-1 Prepayment pursuant to Section 2.5(f) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2019-1 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.
“Series 2019-1 Securities Intermediary” has the meaning set forth in Section 2.7(a) of the Series 2019-1 Supplement.
“Series 2019-1 Senior Notes” means the Series 2019-1 Class A-2 Notes.
“Series 2019-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Senior Notes Accrued Quarterly Interest Amounts with respect to the related Quarterly Collection Period (assuming that the Senior Notes Accrued Quarterly Interest Shortfall for each applicable Interim Allocation Date were equal to zero). While not otherwise used herein, for purposes of the Base Indenture, the “Series 2019-1 Senior Notes Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.
“Series 2019-1 Supplement” means the Series 2019-1 Supplement, dated as of the Series 2019-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2019-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.
“Series 2019-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2019-1 Supplement.
“Temporary Regulation S Global Notes” has the meaning set forth in Section 3.1(b) of the Series 2019-1 Supplement.
“U.S. Person” has the meaning set forth in Section 3.1 of the Series 2019-1 Supplement.

EXHIBIT A-1
THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A

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TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER

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OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2019-1 CLASS A-2 NOTE
No. R-    [__]                                up to $[____________]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: [____________]
ISIN Number: [____________]
Common Code: [____________]
PLANET FITNESS MASTER ISSUER LLC
SERIES 2019-1 3.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2049 (the “Series 2019-1 Class A-2 Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on March 5, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding March 5, 2020 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Citibank Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.
Date:
PLANET FITNESS MASTER ISSUER LLC, as Master Issuer
By:
    Name:
    Title:

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CERTIFICATE OF AUTHENTICATION
This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.
CITIBANK, N.A., as Trustee
By:
    Authorized Signatory

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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Master Issuer designated as its Series 2019-1 3.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of August 1, 2018 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.
As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Class A-2 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the holders of Series 2019-1 Class A-2 Notes entitled thereto.
Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2019-1 Class A-2 Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each holder of Series 2019-1 Class A-2 Notes, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2019-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.
It is the intent of the Master Issuer that the Series 2019-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2019-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2019-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2019-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2019-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2019-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2019-1 Class A-2 Notes and upon all future holders of Series 2019-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law).
The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.
The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.
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ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated:
By:             (1)

    Signature Guaranteed:

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2019-1
CLASS A-2 NOTE
The initial principal balance of this Rule 144A Global Series 2019-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2019-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2019-1 Class A-2 Note or a Permanent Regulation S Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2
THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A

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RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN

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AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE
No. S-[__]                                up to $[____________]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: [____________]
ISIN Number: [____________]
Common Code: [____________]
PLANET FITNESS MASTER ISSUER LLC
SERIES 2019-1 3.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2049 (the “Series 2019-1 Class A-2 Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on March 5, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding March 5, 2020 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

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private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Citibank Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
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IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.
Date:
PLANET FITNESS MASTER ISSUER LLC, as Master Issuer
By:
    Name:
    Title:

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CERTIFICATE OF AUTHENTICATION
This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.
CITIBANK, N.A., as Trustee
By:
    Authorized Signatory

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[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Master Issuer designated as its Series 2019-1 3.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of August 1, 2018 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.
As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Class A-2 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the holders of Series 2019-1 Class A-2 Notes entitled thereto.
Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2019-1 Class A-2 Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each holder of Series 2019-1 Class A-2 Notes, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2019-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.
It is the intent of the Master Issuer that the Series 2019-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2019-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2019-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2019-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2019-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2019-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2019-1 Class A-2 Notes and upon all future holders of Series 2019-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law).
The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.
The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.
[Remainder of page intentionally left blank]

A-2-10

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated:
By:              (1)

    Signature Guaranteed:

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-11

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S
GLOBAL SERIES 2019-1 CLASS A-2 NOTE
The initial principal balance of this Temporary Regulation S Global Series 2019-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2019-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2019-1 Class A-2 Note or a Permanent Regulation S Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-3
THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER

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CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH

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OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.
FORM OF PERMANENT REGULATION S GLOBAL SERIES 2019-1 CLASS A-2 NOTE
No. U-    [__]                                up to $[____________]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP Number: [____________]
ISIN Number: [____________]
Common Code: [____________]
PLANET FITNESS MASTER ISSUER LLC
SERIES 2019-1 3.858% FIXED RATE SENIOR SECURED NOTES, CLASS A-2
PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2049 (the “Series 2019-1 Class A-2 Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2019-1 Class A-2 Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on March 5, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding March 5, 2020 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

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private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.
This Note is subject to mandatory and optional prepayment as set forth in the Indenture.
Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Citibank Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
[Remainder of page intentionally left blank]

A-3-5

IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.
Date:
PLANET FITNESS MASTER ISSUER LLC, as Master Issuer
By:
    Name:
    Title:

A-3-6

CERTIFICATE OF AUTHENTICATION
This is one of the Series 2019-1 Class A-2 Notes issued under the within-mentioned Indenture.
CITIBANK, N.A., as Trustee
By:
    Authorized Signatory

A-3-7

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Master Issuer designated as its Series 2019-1 3.858% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2019-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of August 1, 2018 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2019-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
The Series 2019-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.
The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.
As provided for in the Indenture, the Series 2019-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2019-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2019-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Class A-2 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class A-2 Notes will be made pro rata to the holders of Series 2019-1 Class A-2 Notes entitled thereto.
Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.
Interest and contingent interest, if any, will each accrue on the Series 2019-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-3-8

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.
If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.
Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.
As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2019-1 Class A-2 Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
Each holder of Series 2019-1 Class A-2 Notes, by acceptance of a Series 2019-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2019-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.
It is the intent of the Master Issuer that the Series 2019-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2019-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-3-9

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2019-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2019-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2019-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2019-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holder of Series 2019-1 Class A-2 Notes and upon all future holders of Series 2019-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law).
The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.
The Series 2019-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.
[Remainder of page intentionally left blank]

A-3-10

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated:
By:             (1)

    Signature Guaranteed:

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-3-11

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S
GLOBAL SERIES 2019-1 CLASS A-2 NOTE
The initial principal balance of this Permanent Regulation S Global Series 2019-1 Class A-2 Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2019-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2019-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-3-12

EXHIBIT B-1
FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN RULE 144A GLOBAL NOTES TO
INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard, 30th Floor
Jersey City, NJ 07310
Attention: Securities Window – Planet Fitness Master Issuer LLC
Re:    Planet Fitness Master Issuer LLC $[ ] Series 2019-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Base Indenture, dated as of August 1, 2018 (as amended, supplemented or modified from time to time, the “Base Indenture”), between PLANET FITNESS MASTER ISSUER LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as Series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.
This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 20, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:
1.    at the time the buy order for such Series 2019-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person;

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2.    no general solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;
3.    the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
4.    the Transferee is not a U.S. person (as defined in Regulation S);
5.    if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;
6.    the Transferee is acquiring the Series 2019-1 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;
7.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Notes;
8.    the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Notes from one or more book-entry depositories;
9.    the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
10.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2019-1 Notes;
11.    the Transferee is not a Competitor;
12.    either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the Transferee’s acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law); and
13.    the Transferee is:

B-1-2

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or
____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.
The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.
The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-1-3

[Name of Transferee]
By:
    Name:
    Title:
Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:
Registered Name (if Nominee):

cc:	Planet Fitness Master Issuer LLC [Address]
Attention: [insert]
Facsimile: [insert]

B-1-4

EXHIBIT B-2
FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN RULE 144A GLOBAL NOTES TO
INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES
Citibank, N.A., as Trustee
480 Washington Boulevard, 30th Floor
Jersey City, NJ 07310
Attention: Securities Window – Planet Fitness Master Issuer LLC
Re:    Planet Fitness Master Issuer LLC $[ ] Series 2019-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Base Indenture, dated as of August 1, 2018 (as amended, supplemented or modified from time to time, the “Base Indenture”), between PLANET FITNESS MASTER ISSUER LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as Series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.
This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 20, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.
In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:
1.    at the time the buy order for such Series 2019-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person;

B-2-1

2.    no general solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;
3.    the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;
4.    the Transferee is not a U.S. person (as defined in Regulation S);
5.    the Transferee is acquiring the Series 2019-1 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;
6.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Notes;
7.    the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Notes from one or more book-entry depositories;
8.    the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
9.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2019-1 Notes;
10.    the Transferee understands that the Series 2019-1 Notes will bear the legend set out in the applicable form of Series 2019-1 Notes attached to the Series 2019-1 Supplement and be subject to the restrictions on transfer described in such legend;
11.    the Transferee is not a Competitor;
12.    either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the Transferee’s acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law); and
13.    the Transferee is:

B-2-2

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or
____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.
The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.
The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-2-3

[Name of Transferee]
By:
    Name:
    Title:
Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:
Registered Name (if Nominee):

cc:	PLANET FITNESS MASTER ISSUER LLC [Address]
Attention: [insert]
Facsimile: [insert]

B-2-4

EXHIBIT B-3
FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR
PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE
Citibank, N.A.,
    as Trustee
480 Washington Boulevard
30th Floor
Jersey City, NJ 07310
Attention: Securities Window – Planet Fitness Master Issuer LLC
Re:    PLANET FITNESS MASTER ISSUER LLC $[ ] Series 2019-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)
Reference is hereby made to (i) the Base Indenture, dated as of August 1, 2018 (as amended, supplemented or modified from time to time, the “Base Indenture”), between PLANET FITNESS MASTER ISSUER LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of December 3, 2019 (the “Series 2019-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.
This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 20, 2019, relating to the Notes, (ii) pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:
1.    the Transferee is (a) a QIB pursuant to Rule 144A, (b) aware that any sale of the Series 2019-1 Notes to it will be made in reliance on Rule 144A and (c) acquiring such Series

B-3-1

2019-1 Notes for its own account or for the account of another person who is a QIB and is not a Competitor and with respect to which it exercises sole investment discretion;
2.    no general solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;
3.    the Transferee is acquiring the Series 2019-1 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;
4.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Notes;
5.    the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Notes from one or more book-entry depositories;
6.    the Transferee understands that the Master Issuer, the Manager and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;
7.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2019-1 Notes;
8.    the Transferee is not a Competitor;
9.    either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the Transferee’s acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law); and
10.    the Transferee is:
____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

B-3-2

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.
The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.
The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.
[Name of Transferee]
By:
    Name:
    Title:
Dated:             ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:
Registered Name (if Nominee):

cc:	Planet Fitness Master Issuer LLC [Address]
Attention: [insert]
Facsimile: [insert]

B-3-3

EXHIBIT C
FORM OF QUARTERLY NOTEHOLDERS’ REPORT
[ATTACHED]

C-1